                          [                          ]

                          CALENERGY CAPITAL TRUST [  ]

                     [ ]% CONVERTIBLE PREFERRED SECURITIES
          (LIQUIDATION AMOUNT $[ ] PER CONVERTIBLE PREFERRED SECURITY)
                     GUARANTEED TO A LIMITED EXTENT BY, AND
                       CONVERTIBLE INTO COMMON STOCK OF,

                            CALENERGY COMPANY, INC.


                             UNDERWRITING AGREEMENT


                                                    [                  ], 199_


[UNDERWRITERS ADDRESS]


[UNDERWRITERS ADDRESS}



Dear Sirs:

         1. Introductory. CalEnergy Capital Trust [ ], a statutory business trust formed under the laws of the State of Delaware (the "Trust"), proposes to issue and sell to the Underwriters named in Schedule A hereto ("Underwriters") an aggregate of [ ] (the "Firm Securities") of its [ ]% Convertible Preferred Securities (liquidation preference $50 per convertible preferred security) ("Preferred Securities"), registered under the registration statement referred to in Section 2(a) ("Registered Securities"). In addition, the Trust proposes to grant to the Underwriters an option to purchase up to an additional [ ] Preferred Securities on the terms and for the purposes set forth in Section 3 (the "Optional Securities"). The Firm Securities and the Optional Securities which the several Underwriters named in Schedule A hereto ("Underwriters") may elect to purchase pursuant to Section 3 hereof are herein collectively called the "Offered Securities."

         The Preferred Securities represent undivided beneficial ownership interests in the assets of the Trust, guaranteed by CalEnergy Company, Inc. (the "Guarantor") as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Guarantor and Bank of New York, as trustee (the "Guarantee Trustee"). The proceeds of the sale by the Trust of the Offered Securities and its Common Securities (liquidation preference $50 per Common Security) (the "Common Securities") are to be invested in [ ]% Convertible Junior Subordinated Debentures Due [ ] (the "Junior Subordinated Debentures") of the Guarantor, to be issued pursuant to an Indenture (the "Indenture") between the Guarantor and The Bank of New York, as trustee (the "Debenture Trustee"). The Preferred Securities are convertible into shares of Common Stock, par value $0.0675 per share (the "Common Stock"), of the Guarantor pursuant to the Indenture.


       The Trust and the Guarantor each hereby agrees with the Underwriters as follows:

         2. Representations and Warranties of the Trust and the Guarantor. Each of the Trust and the Guarantor jointly and severally represents and warrants to, and agrees with, the Underwriters that:

         (a) A registration statement (No. 333-32821), including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission ("Commission") and has become effective. Such registration statement, as amended at the time of this Agreement, is hereinafter referred to as the "Registration Statement," and the prospectus included in such Registration Statement, as supplemented as contemplated by Section 3 to reflect the terms of the Offered Securities and the terms of the offering of the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933 ("Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

         (b) On the effective date of the Registration Statement, such Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act") and the rules and regulations of the Commission thereunder ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made) and on the date of this Agreement, the Registration Statement and the Prospectus conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made) except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Trust or Guarantor by any Underwriter, if any, specifically for use therein.

         (c) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority to own its property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and the Prospectus; the Trust is a "grantor trust" for federal income tax purposes under existing law; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust (the "Trust Agreement") between the Guarantor and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

         (d) The Guarantor, each Subsidiary (as defined below) and each Joint Venture (as defined below) have been duly organized and are validly existing and, if applicable, in good standing under the laws of their respective jurisdictions of organization as a corporation, limited liability company or partnership, as the case may be, and have the power and authority to own, lease and operate their property and conduct their businesses as described in the Prospectus; the Guarantor, the Subsidiaries and the Joint Ventures are duly qualified to do business and are in good standing as foreign corporations or foreign partnerships, as the case may be, in each jurisdiction, domestic or foreign, in which such registration or qualification or good standing is required (whether by reason of the ownership or leasing of property, the conduct of business or otherwise), except where the failure to so register or qualify or be in good standing is not reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole. For purposes of this Agreement, (A) the term "Subsidiary" shall mean the entities listed in Schedule B hereto and (B) the term "Joint Venture" shall mean the entities listed in Schedule C hereto, it being understood that such term means the general or limited partnership or other joint venture entity and not the individual general or limited partners or other joint venturers thereof. The Subsidiaries listed in Schedule B are all the material direct and indirect "subsidiaries" of the Guarantor, as such term is defined in Rule 405 of the Rules and Regulations, and are all of the "Significant Subsidiaries" of the Guarantor, as such term is defined in Rule 1-02 of Regulation S-X.

         (e) All the outstanding shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully-paid and nonassessable; all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully-paid and nonassessable; and except as otherwise set forth in Schedule B hereto or disclosed in or contemplated by the Prospectus, all outstanding shares of capital stock of each Subsidiary are owned beneficially by the Guarantor free and clear of any material claims, liens, encumbrances and security interests. All of the partnership interests in Joint Ventures beneficially owned by the Guarantor (as reflected in Schedule C) have been duly and validly authorized and issued and, except as otherwise set forth in Schedule C hereto or disclosed in or contemplated by the Prospectus, are owned beneficially by the Guarantor free and clear of any material claims, liens, encumbrances and security interests.

         (f) The Offered Securities have been duly and validly authorized by the Trust, and, when issued and delivered against payment thereof as provided herein, will be duly and validly issued and fully-paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Offered Securities is not subject to preemptive or other similar rights which have not been waived; the Offered Securities will have the rights set forth in the Trust Agreement, and the Offered Securities, when issued and delivered against payment therefor as provided herein, will be, and the Trust Agreement, when duly executed and delivered by all parties thereto, will be, valid and binding obligations of the Trust, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to creditors' rights and to general equity principles; the Offered Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (g) The Common Securities have been duly and validly authorized by the Trust and, upon delivery by the Trust to the Guarantor against payment therefor as contemplated by the Prospectus, will be duly and validly issued and fully-paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and all of the issued and outstanding Common Securities of the Trust are directly owned by the Guarantor free and clear of any material claims, liens, encumbrances and security interests.

         (h) The Guarantee, the Junior Subordinated Debentures, the Trust Agreement and the Indenture (the Guarantee, the Junior Subordinated Debentures, the Trust Agreement and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Junior Subordinated Debentures, when validly issued by the Guarantor and validly authenticated and delivered by the Debenture Trustee and paid for by the Trust, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Junior Subordinated Debentures are entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantor Agreements will conform in all material respects to the descriptions thereof in the Prospectus.

         (i) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date (as defined below), such Offered Securities will be exchangeable for Junior Subordinated Debentures which will be convertible into shares of Common Stock ("Underlying Shares") of the Guarantor in accordance with the Trust Agreement and the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully-paid and nonassessable; the outstanding shares of Common Stock of the Guarantor conform in all material respects to the description thereof contained in the Prospectus or incorporated therein by reference; and the stockholders of the Guarantor have no preemptive rights with respect to the Offered Securities, the Junior Subordinated Debentures or the Underlying Shares which have not been waived.

         (j) The use of the proceeds of the offering of the Offered Securities as described in the Prospectus has been duly authorized by all necessary action, if any, on the part of each of the Trust and the Guarantor in connection with the offering of the Offered Securities.

         (k) Other than pursuant to this Agreement, there are no contracts, agreements or understandings between either the Trust or the Guarantor and any person that would give rise to a valid claim against the Trust, the Guarantor or either Underwriter for a brokerage commission, finder's fee or other like payment.

         (l) There are no contracts, agreements or understandings which have not been satisfied or waived between the Trust or the Guarantor and any person granting such person requiring the Trust or the Guarantor to include securities of the Trust or Guarantor owned or to be owned by such person in the securities in the securities registered pursuant to the Registration Statement.

         (m) The outstanding shares of Common Stock are listed on The New York Stock Exchange (the "Stock Exchange") and the Common Stock into which the Offered Securities are convertible has been approved for listing on the Stock Exchange, subject to notice of issuance. The Offered Securities have been approved for listing on the stock exchange indicated in this agreement, subject to notice of issuance.

         (n) The issue and sale of Offered Securities, the exchange of the Junior Subordinated Debentures for Preferred Securities, the execution, delivery and performance of this Agreement, the compliance by the Trust and the Guarantor with all of the provisions of this Agreement, the purchase of the Junior Subordinated Debentures by the Trust and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of its certificate of trust, the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties, except for such conflicts, breaches, defaults or violations that would not have a material adverse effect on the financial condition, business or results of operations of the Trust.

         (o) The issuance by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement, the issuance upon exchange and conversion of the Underlying Shares, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions contemplated herein and the use of the proceeds of the offering of the Offered Securities as described in the Prospectus will not (A) conflict with the corporate charter or by-laws or partnership agreement of the Guarantor, any Subsidiary or any Joint Venture, (B) conflict with, result in the creation or imposition of any lien, charge or other encumbrance (other than as contemplated by the Indenture) upon any asset of the Guarantor, any Subsidiary or any Joint Venture pursuant to the terms of, or constitute a breach of, or default under, any agreement, indenture or other instrument to which the Guarantor, any Subsidiary or any Joint Venture is a party or by which the Guarantor, any Subsidiary or any Joint Venture is bound or to which any of the properties of the Guarantor, any Subsidiary or any Joint Venture is subject, or (C) result in a violation of any statute, any rule, regulation, order, judgment or decree of any court or governmental agency, body or authority having jurisdiction over the Guarantor, any Subsidiary or any Joint Venture or any of their properties where any such conflicts, encumbrances, breaches, defaults or violations under clauses (B) or (C), individually or in the aggregate, is reasonably likely to (i) have a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole or (ii) impair the validity or enforceability of this Agreement, the Guarantor Agreements or the Securities.

         (p) Except (A) as to state or foreign securities laws or by the regulations of the National Association of Securities Dealers, Inc. (the "NASD") and (B consents of third parties which have been obtained, no consent, approval, authorization or order of, or filing or registration by the Trust, the Guarantor, any Subsidiary or, to the best of the Trust's and Guarantor's knowledge, any Joint Venture with, any court, governmental agency or third party is required in connection with the issuance by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement, the issuance and sale of the Offered Securities by the Trust, the exchange of the Junior Subordinated Debentures for the Preferred Securities or the purchase of the Junior Subordinated Debentures by the Trust, the issuance upon exchange and conversion of the Underlying Shares, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions herein and therein contemplated and the use of the proceeds of the offering of the Offered Securities as described in the Prospectus.

         (q) The Trust has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and to execute, deliver and perform this Agreement.

         (r) This Agreement has been duly authorized, executed and delivered by the Trust and the Guarantor.

         (s) Except as disclosed in the Prospectus, the Trustee (as defined in the Prospectus) will on the Closing Date have good and valid title to all the Junior Subordinated Debentures, free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by the Trust.

         (t) Except as disclosed in or contemplated by the Prospectus, the Guarantor, each Subsidiary and each Joint Venture holds, as applicable, good and valid title to, or valid and enforceable leasehold or contractual interests in, all real properties and all other properties and assets owned or leased by or held under contract by each of them that are material to the business of the Guarantor and the Subsidiaries and Joint Ventures taken as a whole, and free from liens, encumbrances and defects that would materially interfere with the use made or to be made thereof by them.

         (u) Except as disclosed in or contemplated by the Prospectus, the Guarantor, the Subsidiaries and the Joint Ventures carry, or are covered by, insurance in such amounts and covering such risks as is customary for similarly situated companies in the Guarantor's, such Subsidiaries' and such Joint Ventures' industries, respectively. Each of the foregoing insurance policies is valid and in full force and effect, and no event has occurred and is continuing that permits, or after notice or lapse of time or both would permit, modifications or terminations of the foregoing that, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole.

         (v) Except as disclosed in or contemplated by the Prospectus, the Guarantor, each Subsidiary and each Joint Venture (i) has obtained each license, permit, certificate, franchise or other governmental authorization which is material to the ownership of their properties or to the conduct of their businesses as described in or contemplated by the Prospectus and (ii) is in compliance with all terms and conditions of such license, permit, certificate, franchise or other governmental authorization, except (A) in either case where the failure to do so is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole, (B) permits, consents and approvals that may be required for future drilling or operating activities which are ordinarily deemed to be ministerial in nature and which are anticipated to be obtained in the ordinary course and (C) permits, consents and approvals for developmental or construction activities which have not yet been obtained but which have been or will be applied for in the course of development or construction and which are anticipated to be obtained in the ordinary course.

         (w) Except as disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings before any court, governmental agency, body or authority, domestic or foreign, now pending or, to the knowledge of the Guarantor, threatened against, or, to the knowledge of the Guarantor, involving, the Guarantor, any Subsidiary or any Joint Venture that, if determined adversely to the Guarantor, any Subsidiary or any Joint Venture, would be reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole, or on the ability of the Guarantor to perform its obligations under the Indenture, the Guarantee Agreements or which are otherwise material in the context of the sale of the Offered Securities.

         (x) The Guarantor, the Subsidiaries and the Joint Ventures are currently conducting their respective businesses as described in the Prospectus.

         (y) There are no contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required under the Securities Act.

         (z) There is no relationship, direct or indirect, that exists between or among the Guarantor on the one hand, and the directors, officers, stockholders, customers or suppliers of the Guarantor on the other hand, of a character required to be described in the Registration Statement or Prospectus which has not been described as required under the Securities Act.

         (aa) There is no labor problem or disturbance with the persons employed by the Guarantor, any Subsidiary or any Joint Venture that exists or, to the knowledge of the Guarantor, that is threatened and that might reasonably be expected to have a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole.

         (ab) Neither the Guarantor nor any person who is a member of a group which is under common control with the Guarantor and the Subsidiaries and Joint Ventures, who together with the Guarantor, the Subsidiaries and the Joint Ventures is treated as a single employer ("ERISA Affiliate") within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or Section 4001(b) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), has established, sponsored, maintained or had any obligation to contribute to any employee benefit plans within the meaning of Section 3(3) of ERISA which are subject to Title IV of ERISA or Section 412 of the Code. Except where it could not reasonably be expected to result in a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole, (i) all employee benefit plans within the meaning of Section 3(3) of ERISA established, sponsored or maintained for or on behalf of the employees, officers or directors of the Guarantor, the Subsidiaries, Joint Ventures or any ERISA Affiliate ("Employee Benefit Plans") are in compliance with all applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder and each such Employee Benefit Plan that is intended to be qualified under Code Section 401(a) has been determined by the Internal Revenue Service to be so qualified and (ii) no material liability or obligation has been incurred or is reasonably expected to be incurred by the Guarantor, the Subsidiaries or Joint Ventures or any ERISA Affiliate with respect to any Employee Benefit Plan.

         (ac) None of the Trust, the Guarantor, any Subsidiary or any Joint Venture (i) is in violation of its respective declaration of trust, charter, by-laws, partnership or operating agreements, (ii) is in default, and no event exists and is continuing that, with notice or lapse of time or both, would constitute such a default, in the due performance and observance of any material term contained in any lease, license, indenture, mortgage, deed of trust, note, bank loan or other evidence of indebtedness or any other agreement, understanding or instrument to which the Trust, the Guarantor, any Subsidiary or any Joint Venture is a party or by which the Trust, the Guarantor, any Subsidiary or any Joint Venture or any property of the Trust, the Guarantor, any Subsidiary or any Joint Venture may be bound or affected, which default, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Trust or the Guarantor, the Subsidiaries and Joint Ventures taken as a whole, or (iii) is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject, which violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Trust or the Guarantor, the Subsidiaries and Joint Ventures taken as a whole or would materially interfere with the execution, delivery and performance of this Agreement and the Guarantor Agreements, the consummation of the transactions contemplated herein and therein, the issuance and sale of the Securities and the use of the proceeds of the offering of the Offered Securities as described in the Prospectus.

         (ad) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances, pollutants or contaminants by the Guarantor, any Subsidiary or any Joint Venture (or, to the knowledge of the Guarantor, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Guarantor, any Subsidiary or any Joint Venture in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which does not have, or would not be reasonably likely to have, individually or in the aggregate with all such violations and remedial actions, a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances, pollutants or contaminants due to or caused by the Guarantor, any Subsidiary or any Joint Venture or with respect to which the Guarantor, any Subsidiary or any Joint Venture has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which does not have, or would not be reasonably likely to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole; and the terms "hazardous wastes", "toxic wastes" and "hazardous substances" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

         (ae) None of the Trust, the Guarantor or any Subsidiary or any Joint Venture is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "1940 Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and each of the Trust, the Guarantor, each Subsidiary and each Joint Venture is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company", or, to the best knowledge of the Guarantor after due inquiry, a company controlled by an "investment company" within the meaning of the 1940 Act.

         (af) The Guarantor, each Subsidiary and each Joint Venture has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, or has filed extensions in accordance with applicable law, and has paid all taxes required to be paid through the date hereof thereon, except for such failures to file or pay that would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole, and no tax deficiency has been determined adversely to the Guarantor, any Subsidiary or any Joint Venture that has had (nor does the Guarantor have any knowledge of any tax deficiency which, if determined adversely to the Guarantor, any Subsidiary or any Joint Venture would be reasonably likely to have) a material adverse effect on the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole.

         (ag) The financial statements and the related notes and schedules included or incorporated by reference in the Registration Statement and Prospectus fairly present the financial position, the results of operations and the cash flows of the Guarantor and its consolidated subsidiaries at the respective dates and for the respective periods to which they apply; and such financial statements and the related notes and schedules have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified. The historical information under the caption "Capitalization" in the Prospectus is accurately described as of the date presented therein.

         (ah) Since the date of the latest financial statements included or incorporated by reference in the Prospectus (i) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole, and
(ii) except as disclosed in or contemplated by the Prospectus, there have not been any transactions entered into by the Guarantor, the Subsidiaries or any Joint Venture, other than those in the ordinary course of business, which are material to the Guarantor, the Subsidiaries and Joint Ventures taken as a whole; and, except as disclosed in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Guarantor on any class of its capital stock.

         (ai) If pro forma information is included in the Registration Statement and the Prospectus: The pro forma financial information included in the Registration Statement and Prospectus presents fairly the information shown therein, has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial information, has been properly compiled on the pro forma bases described therein, and, in the opinion of the Guarantor, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

         (aj) The Guarantor has complied with all applicable provisions of
Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

         (ak) The accountants who have certified certain financial statements of the Guarantor or of businesses acquired by the Guarantor, as applicable, and whose respective reports appear in the Registration Statement and Prospectus or are incorporated by reference therein, are and were independent public accountants as required by the Act and the Rules and Regulations during the periods covered by the financial statements on which they reported which are contained or incorporated by reference in the Registration Statement and Prospectus.

         (al) (i) Each of the operational electric generation facilities ("Plants") owned in whole or in part, directly or indirectly by (A) the Guarantor, (B) the Subsidiaries or (C) the Joint Ventures which is located in the United States is a "qualifying cogeneration facility" or a "qualifying small power production facility" (either or both of which are hereinafter referred to as a "QF"), as such terms are defined under the Federal Power Act, as amended ("FPA"), and the regulations thereunder, and has continuously been in compliance with the requirements for being a QF since it commenced sales of electricity; (ii) with respect to each Plant under development and located in the United States, either (x) to the extent that the Guarantor, the Subsidiaries or the Joint Ventures plan to act as the owner and/or operator of any one of the Plants under development by the Guarantor, the Subsidiaries or the Joint Ventures and located in the United States (as currently configured or as currently anticipated to be configured), that owner and/or operator satisfies or is currently expected to satisfy current regulatory requirements for being an "exempt wholesale generator" ("EWG"), as such term is defined under the FPA, the Public Utility Holding Company Act of 1935, as amended ("PUHCA") and the regulations thereunder or (y) each of the Plants under development by the Guarantor, the Subsidiaries or the Joint Ventures and located in the United States (as currently configured or as currently anticipated to be configured) will be a QF and will be in continuous compliance with the requirements for being a QF; (iii) the owner or operator of each of the Plants under development by the Guarantor, the Subsidiaries or Joint Ventures and located outside the United States (as currently configured or as currently anticipated to be configured) satisfies or is currently expected to satisfy current regulatory requirements for being either (A) an EWG or (B) a "foreign utility company," as such term is defined under PUHCA and the regulations thereunder; (iv) none of the entities identified in clause (A) or (B) of subparagraph (i) above owns or operates or will own or operate any electric distribution facilities or any electric transmission facilities in or outside of the United States other than electric transmission facilities that have been or will be approved by the Federal Energy Regulatory Commission as being part of a QF, or the owner and/or operator of which will have qualified as EWG's or as "foreign utility companies" as such terms are defined under the FPA, PUHCA and the regulations thereunder; and (v) none of the entities identified in clause (A), (B) or (C) of subparagraph (i) above is, or is subject to regulation as, a "public utility holding company" or a "subsidiary company" of a "public utility holding company," as those terms are defined under PUHCA, or is subject to regulation under the FPA, other than as contemplated by 18 C.F.R Section 292.601(c), or, except as described in or contemplated by the Prospectus, subject to regulation by any state law or foreign governmental law with respect to rates or the financial or organizational regulation of electric utilities.

         3. Purchase of the Offered Securities. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Trust agrees to sell to the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Securities set opposite that Underwriter's name in Schedule A hereto.

         In addition, the Trust grants to the Underwriters an option to purchase up to an additional [ ] Preferred Securities. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Securities and is exercisable as provided in Section 4 hereof. Optional Securities shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Securities set opposite the name of such Underwriter in Schedule A hereto. The respective purchase obligations of each Underwriter with respect to the Optional Securities shall be adjusted so that no Underwriter shall be obligated to purchase Optional Securities other than in lots of 100 Optional Securities. The price of the Offered Securities shall be $50 per Preferred Security, plus accrued and unpaid distributions from the First Closing Date (as defined below).

         The Trust shall not be obligated to deliver any of the Offered Securities to be delivered on the First Closing Date or the Optional Closing Date (as defined below), as the case may be, except upon payment for all the Offered Securities to be purchased on such Closing Date as provided herein.

         4. Delivery of and Payment for the Offered Securities. Delivery of and payment for the Firm Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, NY, at 10:00 a.m., New York City time, on [ ], ______ or at such other date (not later than seven full business days thereafter), time or place as shall be determined by agreement between the Underwriters and the Trust. This date and time are hereinafter referred to as the "First Closing Date."

         On the First Closing Date, the Trust shall deliver or cause to be delivered certificates representing the Firm Securities to the Underwriters for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price by certified or official bank check or checks payable in immediately available funds or wire transfer to an account in New York previously designated to the Underwriters by the Trust. The Firm Securities to be offered and sold by the Underwriters shall be (i) in the form of one or more permanent global securities in definitive form (the "Firm Global Securities"), (ii) registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC") and (iii) delivered to The Bank of New York as custodian for DTC. Interests in any Firm Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. For the purpose of expediting the checking and packaging of the certificates for the Firm Securities, the Trust shall make the certificates representing the Firm Securities available for inspection by the Underwriters in New York, New York, not later than 2:00 p.m., New York City time, on the business day prior to the First Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

         At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 3 may be exercised by written notice being given to the Trust by the Underwriters. Such notice shall set forth the aggregate number of Optional Securities as to which the option is being exercised and the date and time, as determined by the Underwriters, when the Optional Securities are to be delivered; provided, however, that this date and time shall not be earlier than the First Closing Date nor earlier than the third business day after the date on which the option shall have been exercised nor later than the seventh business day after the date on which the option shall have been exercised. The date and time the Optional Securities are delivered are hereinafter referred to as the "Optional Closing Date" and the First Closing Date and the Optional Closing Date are each hereinafter referred to as a "Closing Date".

         Delivery of and payment for the Optional Securities shall be made at the place specified in the first sentence of the first paragraph of this
Section 4 (or at such other place as shall be determined by agreement between the Underwriters and the Trust) at 10:00 a.m., New York City time, on the Optional Closing Date. On the Optional Closing Date, the Trust shall deliver or cause to be delivered certificates representing the Optional Securities to the Underwriters for the account of each Underwriter against payment to or upon the order of the Trust of the purchase price by certified or official bank check or checks payable in immediately available funds or wire transfer to an account in New York previously designated to the Underwriters by the Trust. The Optional Securities to be offered and sold by the Underwriters shall be (i) in the form of one or more permanent global securities in definitive form (the "Optional Global Securities"), (ii) registered in the name of Cede & Co., as nominee for DTC and (iii) delivered to The Bank of New York as custodian for DTC. Interests in any Optional Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. For the purpose of expediting the checking and packaging of the certificates for the Optional Securities, the Trust shall make the certificates representing the Optional Securities available for inspection by the Underwriters in New York, New York, not later than 2:00 p.m., New York City time, on the business day prior to the Optional Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

         As compensation for the Underwriters' commitments, the Guarantor will pay to the Underwriters for their proportionate accounts on each Closing Date $[ ] per each Preferred Security purchased by such Underwriter on the respective Closing Date.

         5. Further Agreements of the Trust and the Guarantor. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         6. Further Agreements of the Trust and the Guarantor. Each of the Trust and the Guarantor agrees with the several Underwriters that it will furnish to counsel for the Underwriters, one signed copy of the registration statement relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Offered Securities:

         (a) The Guarantor will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Underwriters, subparagraph (5)) not later than the second business day following the execution and delivery of the this agreement.

         (b) The Trust and the Guarantor will advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Underwriters a reasonable opportunity to comment on any such proposed amendment or supplement; and the Trust and Guarantor will also advise the Underwriters promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use their best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Guarantor promptly will notify the Underwriters of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters' consent to, nor the delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

         (d) As soon as practicable, but not later than 16 months, after the date of this agreement, the Guarantor will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (iii) the date of the Guarantor's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this agreement, which will satisfy the provisions of
Section 11(a) of the Act.

         (e) The Trust and the Guarantor will furnish to the Underwriters copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably requests. The Guarantor will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Trust and the Guarantor will arrange, in cooperation with the Underwriters and their counsel, for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Underwriters designate and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Underwriters; provided, however, that the Trust and the Guarantor will not be required to qualify as a foreign corporation, to file a general consent to service of process in any such jurisdiction or to take any other action that would subject the Trust or the Guarantor to service of process in any suits other than those arising out of the offering of the Securities or to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

         (g) During the period of three years hereafter, the Guarantor will furnish to the Underwriters as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, and the Guarantor will furnish to the Underwriters as soon as available, a copy of each report and any definitive proxy statement of the Guarantor filed with the Commission under the Securities Exchange Act of 1934 (the "Exchange Act") or mailed to stockholders.

         (h) The Guarantor will pay all expenses incident to the performance of its obligations under this agreement, for any filing fees or other expenses (including reasonable fees and disbursements of counsel) in connection with qualification of the Registered Securities for sale and any determination of their eligibility for investment under the laws of such jurisdictions as the Underwriters may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for any applicable filing fee incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Registered Securities, for any travel expenses of the Guarantor's officers and employees and any other expenses of the Guarantor in connection with attending or hosting meetings with prospective purchasers of Registered Securities and for expenses incurred in distributing the Prospectus, any preliminary prospectuses, any preliminary prospectus supplements or any other amendments or supplements to the Prospectus to the Underwriters.

         (i) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Guarantor and the Trust will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
Section 8 of the 1940 Act and is not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the 1940 Act.

         (j) For a period of [ ] days after the date hereof, the Trust and the Guarantor will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to (a) any trust certificates or other securities of the Trust (other than the Trust Securities (as defined in the Prospectus)), (b) any preferred stock or any other securities of the Guarantor which are substantially similar to the Preferred Securities, (c) any shares of Common Stock of the Guarantor or any other capital stock of the Guarantor, or
(d) any other securities which are convertible into, or exercisable or exchangeable for, trust certificates or other securities of the Trust, or preferred stock or such substantially similar securities of the Guarantor, or Common Stock of the Guarantor or other capital stock of the Guarantor, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Underwriters, except the offer, sale, contract to sell, or other disposition of (i) the Offered Securities, (ii) Common Stock of the Guarantor issued or delivered upon conversion of the Offered Securities or the Junior Subordinated Debentures,
(iii) securities issued or delivered upon conversion, exchange or exercise of any other securities of the Guarantor or any other statutory trust affiliated or associated with the Guarantor outstanding on the date of the Prospectus, or
(iv) capital stock of the Guarantor issued pursuant to benefit or incentive plans maintained for its officers, directors or employees (including its employee stock purchase or stock option plans), or (v) securities issued in connection with mergers, acquisitions or similar transactions.

         (k) The Trust and the Guarantor will apply the proceeds of the offering and sale of the Offered Securities in the manner contemplated in the Prospectus under the caption "Use of Proceeds."

         7. Conditions of the Obligations of the Underwriters. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Closing Date, of the representations and warranties of the Trust and the Guarantor contained herein, to the performance by the Trust and the Guarantor of their respective obligations hereunder, and to the following additional terms and conditions:

         (a) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offered Securities, the Registration Statement and Prospectus and the Guarantor Documents, and all other legal matters relating to such agreements and the transactions contemplated thereby shall be satisfactory in all material respects to counsel for the Underwriters, and the Trust and the Guarantor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (b) The Underwriters shall have received a letter, dated the date of this Agreement, of Deloitte & Touche LLP or any successor firm (or any other firm of independent accountants of the Guarantor or any subsidiary of the Guarantor or of any business acquired by the Guarantor for which financial statements and/or financial data are included or incorporated by reference in the Registration Statement and Prospectus) in agreed form.

         (c) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Guarantor or any Underwriter, shall be contemplated by the Commission.

         (d) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus (i) except as disclosed in the Prospectus, there shall have been no material adverse change, or a development which is reasonably likely to lead to a material adverse change, in the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole and (ii) except as disclosed in the Prospectus, there shall not have been any transactions entered into by the Guarantor, any Subsidiary or any Joint Venture, other than those in the ordinary course of business, which are material and adverse to the Guarantor, the Subsidiaries and Joint Ventures taken as a whole, and which, in the judgment of the Underwriters, make it impracticable or inadvisable to proceed with the offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting particularly the business or properties of the Trust or the Guarantor, the Subsidiaries and Joint Ventures taken as a whole, which is material and adverse, and which, in the judgment of the Underwriters, makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Guarantor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Guarantor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

         (f) The Underwriters shall have received opinions, dated such Closing Date, of:

         (i)   Steven A. McArthur, General Counsel to the Guarantor;

         (ii) Willkie Farr & Gallagher, special counsel to the Trust and the Guarantor;

         (iii) [                               ], special Delaware counsel to
               the Trust and the Guarantor;

         (iv)  [                               ], special counsel to The Bank
               of New York; and

         (v)   [                               ], special counsel to The Bank
               of New York (Delaware)

in agreed upon form.

         (g) The Underwriters shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Guarantor and the formation of the Trust, the validity of the Offered Securities, the Prospectus, the exemption from registration for the offer and sale of the Offered Securities by the Guarantor to the Underwriters and the resales by the Underwriters as contemplated hereby and other related matters as the Underwriters may require, and the Trust and the Guarantor shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (h) The Underwriters shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Trust and the Guarantor in this Agreement are true and correct in all material respects, (ii) the Trust and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceeding for that purpose have been instituted or are contemplated by the Commission and
(iv) subsequent to the dates of the most recent financial statements in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business or results of operations of the Guarantor, the Subsidiaries and Joint Ventures taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (i) The Underwriters shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP and such other independent accountants for subsidiaries and acquired businesses which meet the requirements of subsection
(b) of this Section 7, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

         (j) The Trust and the Guarantor shall have furnished the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably requested.

         (k) The Guarantor and Kiewit Energy Company, Inc. ("Kiewit") shall have entered into an agreement, in form and substance satisfactory to the Underwriters, whereby Kiewit shall have waived any and all preemptive rights to which it would otherwise be entitled as a result of the execution, delivery and performance by the Trust and/or the Guarantor of this Agreement and the Guarantor Agreements, the consummation of the transactions herein and therein contemplated and the use of the proceeds of the offering as described in the Prospectus, the issuance and sale of the Offered Securities or the Common Securities by the Trust, the exchange of the Junior Subordinated Debentures for the Offered Securities, the purchase of the Junior Subordinated Debentures by the Trust or the issuance by the Guarantor of the Guarantee, the purchase by the Guarantor of the Common Securities or the issuance of the Underlying Shares upon conversion of the Offered Securities and the Junior Subordinated Debentures.

The Underwriters may in their sole discretion waive compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise. Documents described as being "in the agreed form" are documents which are in the forms which have been approved by Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to the Underwriters, and copies of which are held by the Guarantor and the Underwriters, with such changes as the Underwriters may approve.

         8. Indemnification and Contribution.

(a) The Trust and the Guarantor will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, to which that Underwriter may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Trust and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Trust or the Guarantor by either Underwriter specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and provided, further, that, with respect to any untrue statement contained in or omission from the any preliminary prospectus, this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, claim, damage, liability or action arising from the sale of any Offered Securities to any person in the initial resale by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus was corrected in the Prospectus, as the same may be amended or supplemented, and the Prospectus was made available to that Underwriter prior to the sale of the Offered Securities. For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus or Prospectus to any person other than a person to whom such Underwriter had delivered such incorporated document or documents in response to a written request therefor.

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Trust and the Guarantor against any losses, claims, damages or liabilities to which the Trust or the Guarantor may become subject, under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Trust and the Guarantor by such Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Trust or the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by such Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: [ ].

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except to the extent it has been materially prejudiced by such failure; and provided, further, that such omission will not relieve it from any liability which it may otherwise have to an indemnified party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent the indemnified party and its respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 8 if the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or, if in the written opinion of counsel to either the indemnifying party or the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, and in that event the fees and expenses of one firm of separate counsel (in addition to the fees and expenses of local counsel) shall be paid by the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Guarantor on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total discounts and commissions received by the Underwriters from the Guarantor under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Guarantor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The Underwriters' obligations in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Trust and the Guarantor under this Section shall be in addition to any liability which the Trust or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each director, officer, employee and agent of the Underwriters and to each person, if any, who controls either Underwriter within the meaning of the Act; and the obligations of each Underwriter under this Section shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director, to each officer who has signed the Registration Statement and to each person, if any, who controls the Trust or the Guarantor within the meaning of the Act.

         9. Default of Underwriters. If any Underwriter or Underwriters default in its obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and arrangements satisfactory to the Trust and the Guarantor for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Trust or the Guarantor, except as provided in Sections 6, 10 and 13 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement shall not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         10. Reimbursement of Underwriters' Expenses. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Trust and the Guarantor shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 6. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 7(e), the Trust and the Guarantor will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities; provided that the Trust and the Guarantor shall not be obligated under this Section 10 to reimburse the Underwriters for any expenses (including any reasonable fees and disbursements of counsel) in excess of $[ ].

         11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriters, shall be delivered or sent by mail, telex
or facsimile transmission to (i) [     ]; and (ii) [      ];

         (b) if to the Trust or the Guarantor, shall be delivered or sent by mail, telex or facsimile transmission to the Guarantor at 302 South 36th Street, Suite 400, Omaha, Nebraska 68131, Attention: General Counsel (Fax:
402-231-1658);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address shall be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Trust and the Guarantor shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter by either Underwriter.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

         13. Survival. The respective indemnities, representations, warranties and agreements of the Trust, the Guarantor and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the respective obligations of the Trust, the Guarantor and the Underwriters pursuant to Section 8 shall remain in effect.

         14. Definition of the Term "Business Day". For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

         15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. Each of the Trust and the Guarantor hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement among the Trust, the Guarantor and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                          Very truly yours,

                                  CALENERGY CAPITAL TRUST [    ]

                                  By [                       ], solely in his
                                  capacity as trustee and not in his indi-vidual capacity,


                                  -----------------------------------
                                  [                       ]


                                  By [                       ], solely in his
                                  capacity as trustee and not in his indi-vidual capacity,


                                  -----------------------------------
                                  [                       ]


                                  CALENERGY COMPANY, INC.


                                  By
                                    ---------------------------------
                                     Name:
                                     Title:


Accepted:.
[UNDERWRITER]


By
  ---------------------------
   Name:
   Title:


[UNDERWRITER]


By
  ---------------------------
   Name:
   Title:

                                   SCHEDULE A
                                   ----------
                                                            Number of
Underwriter                                              Firm Securities
-----------                                              ---------------

[               ].....................................[                  ]

[               ].....................................[                  ]

       Total..........................................[                  ]
                                                       ==================

                                   SCHEDULE B
                                   ----------


                                  Subsidiaries
                                  ------------


         Coso Funding Corp.+
         Incorporated in Delaware

         Coso Hotsprings Intermountain Power, Inc. (CHIP)+
         Incorporated in Delaware

         China Lake Operating Co. (CLOC)+
         Incorporated in Delaware

         Coso Technology Corporation (CTC)+
         Incorporated in Delaware

         China Lake Geothermal Management Company (CLGMC)+
         Incorporated in Delaware

         China Lake Plant Services, Inc. +
         Incorporated in California

         Coso Hotsprings Overland Power, Inc.+
         Incorporated in Delaware

         CE Geothermal, Inc.
         Incorporated in Delaware

         Western States Geothermal Company
         Incorporated in Delaware

         Intermountain Geothermal Company
         Incorporated in Delaware

         CalEnergy Development Corporation
         Incorporated in Delaware


--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         California Energy Yuma Corporation
         Incorporated in Utah

         California Energy General Corporation
         Incorporated in Delaware

         Rose Valley Properties, Inc.
         Incorporated in Delaware

         CE Holt Company, Inc.
         Incorporated in Delaware

         CBE Engineering Co.
         Incorporated in California

         CE Exploration Company
         Incorporated in Delaware

         CE Newberry, Inc.
         Incorporated in Delaware

         CE International Investments Inc.
         Incorporated in Delaware

         CE Philippines Ltd.
         Incorporated in Bermuda

         CE Mahanagdong Ltd.
         Incorporated in Bermuda

         Ormoc Cebu Ltd.
         Incorporated in Bermuda

         CE Cebu Geothermal Power Company, Inc.+
         Incorporated in the Philippines

         CE Indonesia Ltd.+
         Incorporated in Bermuda

         CE Casecnan Ltd.
         Incorporated in Bermuda


--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         CE Singapore Ltd.
         Incorporated in Bermuda

         CalEnergy International Ltd.
         Incorporated in Bermuda

         CE Bali, Ltd.
         Incorporated in Bermuda

         CE Casecnan Water and Energy Company, Inc.+
         Incorporated in the Philippines
         Capital Stock:  Owned 35% by CE Casecnan Ltd.,
         35% by Kiewit Energy International (Bermuda) Ltd.,
         15% by La Prairie Group Contractors (International) Ltd and 15% by San Lorenzo Ruiz Builders & Developers Group, Inc.

         Magma Power Company+
         Incorporated in Nevada

         CalEnergy Operating Company+
         Incorporated in Delaware

         Salton Sea Power Company+
         Incorporated in Nevada

         Vulcan Power Company+
         Incorporated in Nevada

         Imperial Magma+
         Incorporated in Nevada

         Magma Land Company I+
         Incorporated in Nevada

         Desert Valley Company+
         Incorporated in California

         Fish Lake Power Company+
         Incorporated in Delaware

         Magma Netherlands B.V.+
         Formed in the Netherlands

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Tongonan Power Investment, Inc.+
         Incorporated in the Philippines

         Salton Sea Funding Corporation (SSFC)+
         Incorporated in Delaware

         Salton Sea Royalty Company+
         Incorporated in Delaware

         CE Asia Ltd.+
         Incorporated In Bermuda

         American Pacific Finance Company
         Incorporated in Delaware

         The Ben Holt International Co., Inc.
         Incorporated in Delaware

         CalEnergy International Services, Inc.
         Incorporated in Delaware

         CalEnergy Imperial Valley Company, Inc.
         Incorporated in Delaware

         California Energy Retail Company, Inc.
         Incorporated in Delaware

         CE Humboldt, Inc.
         Incorporated in Delaware

         CE Ijen Ltd.
         Incorporated in Bermuda

         Magma Generating Company I
         Incorporated in Nevada

         Magma Generating Company II
         Incorporated in Nevada

         Peak Power Corporation
         Incorporated in California

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         CE Luzon Geothermal Power Company, Inc.+
         Incorporated in the Philippines
         Capital Stock: Owned 50% by CE Mahanagdong Ltd.;
         50% by Kiewit Energy International (Bermuda) Ltd.;
         an industrial company has the right to acquire 10%
         of the equity - 5% from CE Mahanagdong Ltd. and 5% from Kiewit Energy International (Bermuda) Ltd.

         Himpurna California Energy Ltd.+
         Incorporated in Bermuda
         Capital Stock: Owned 47% by CE Indonesia Ltd.;
         47% by Kiewit Energy International (Bermuda) Ltd., and 6% by P.T. Himpurna Enersindo Abadi; ("Himpurna"). Himpurna has assigned the right to certain preferred dividends representing a 4% interest in Himpurna
         California Energy Ltd., under the Joint Operating Contract, Pertamina has certain rights to acquire up to a 25% interest in the Joint Operating Contract, but not under the Energy Sales Contract

         Patuha Power, Ltd.+
         Incorporated in Bermuda
         Capital Stock: Owned 50% by CE Singapore Ltd., and 50% by Kiewit Energy International (Bermuda)
         Ltd.; under the Joint Operating Contract,
         Pertamina has certain rights to acquire up to a 25% interest in the Joint Operating Contract, but not under the Energy Sales Agreement

         Bali Energy Ltd.+
         Incorporated in Bermuda
         Capital Stock:  Owned 50% by CE Bali Ltd. and
         50% by Kiewit Energy International (Bermuda) Ltd.
         P.T. Pandanwangi Sekartji has the right to acquire up to 40% of the equity in Bali Energy Ltd.

         Norming Investments BV+
         Incorporated in the Netherlands
         Capital Stock:  Owned 50% by CE Asia Ltd. and
         50% by Kiewit Energy International (Bermuda) Ltd.

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         BN Geothermal Inc.+
         Incorporated in Delaware

         Canejo Energy Company+
         Incorporated in California

         Niguel Energy Company+
         Incorporated in California

         San Felipe Energy Company+
         Incorporated in California

         CE/FS Holding Company, Inc.
         Incorporated in Delaware

         Falcon Seaboard Power Corporation
         Incorporated in Texas

         Falcon Seaboard Resources, Inc.
         Incorporated in Texas

         Falcon Seaboard Energy Corporation
         Incorporated in Texas

         Falcon Seaboard Gas Company
         Incorporated in Texas

         Falcon Seaboard Oil Company
         Incorporated in Texas

         Falcon Seaboard Pipeline Corporation
         Incorporated in Texas

         Big Spring Pipeline Company
         Incorporated in Texas

         Falcon Power Operating Company
         Incorporated in Texas

         Power Resources, Inc.+
         Incorporated in Texas

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         North Country Gas Pipeline Corporation+
         Incorporated in New York Owned
         by Saranac Power Partners, L.P.

         Saranac Energy Company, Inc. (SECI)+
         Incorporated in Delaware

         SECI Holdings, Inc.+
         Incorporated in Delaware

         Northern Consolidated Power, Inc. (NCPI)+
         Incorporated in Delaware

         NorCon Holdings, Inc.
         Incorporated in Delaware

         CE Electric, Inc.
         Incorporated in Delaware

         CE Power, Inc.
         Incorporated in Delaware

         CE Electric UK plc
         Incorporated in England
         Capital Stock: Owned 70% indirectly by CalEnergy Company, Inc. and 30% indirectly by Peter Kiewit Sons', Inc.

         American Pacific Finance Company II
         Incorporated in Delaware
         Capital Stock:  Owned 50% by CalEnergy Company, Inc. and
         50% by Kiewit Energy Company

         PT Kiewit Holt Indonesia
         Incorporated in Indonesia
         Owned by Kiewit/Holt Indonesia

         Slupo I B.V.+
         Incorporated in Netherlands
         Owned 50%  by CE Asia Ltd. and 50% by Kiewit
         Energy International (Bermuda) Limited

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Gilbert/CBE Indonesia L.L.C.
         Organized in Nebraska
         Owned 60% Gilbert Industrial Corporation and 40% CBE Engineering Co.

         Northern Electric plc+
         Incorporated in England and Wales

         Northern Electric Generation (NPL) Ltd.
         Incorporated in England and Wales

         Northern Electric Supply Ltd.+
         Incorporated in England and Wales

         Northern Electric Share Scheme Trustee Ltd.+
         Incorporated in England and Wales

         Northern Transport Finance Ltd.+
         Incorporated in England and Wales

         Northern Electric Retail Ltd.+
         Incorporated in England and Wales

         Northern Electric Properties Ltd.+
         Incorporated in England and Wales

         Northern Electric Distribution Ltd.
         Incorporated in England and Wales

         Gas UK Ltd.+
         Incorporated in England and Wales

         Combined Power Systems (Northern) Ltd.+
         Incorporated in England and Wales

         Northern Electric (Overseas Holdings) Ltd.+
         Incorporated in England and Wales

         Northern Electric Generation (CPS) Ltd.+
         Incorporated in England and Wales

         Kings Road Developments Ltd.+
         Incorporated in England and Wales

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Ryhope Road Developments Ltd.+
         Incorporated in England and Wales

         Stamfordham Road Developments Ltd.+
         Incorporated in England and Wales

         Northern Electric Generation (TPL) Ltd.+
         Incorporated in England and Wales

         Northern Electric Generation Ltd.+
         Incorporated in England and Wales

         Northern Electric Insurance Services Ltd.+
         Incorporated in England and Wales

         Northern Metering Services Ltd.+
         Incorporated in Isle of Man

         Sovereign Exploration Ltd.+
         Incorporated in England and Wales

         Northern Electric Generation (Peaking) Ltd.+
         Incorporated in England and Wales

         Northern Electric Training Ltd.+
         Incorporated in England and Wales

         Northern Electric Transport Ltd.+
         Incorporated in England and Wales

         Northern information Systems Ltd.+
         Incorporated in England and Wales

         Northern Utility Services Ltd.+
         Incorporated in England and Wales

         Viking Power Ltd.+
         Incorporated in England and Wales

         Northern electric Finance plc.+
         Incorporated in England and Wales

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Northgas Ltd.+
         Incorporated in England and Wales

         Northern Tracing & Collection Services Ltd.+
         Incorporated in England and Wales

         Northern Electric Telecom Ltd.+
         Incorporated in England and Wales

         CE Electric UK Holdings
         Incorporated in England
         Capital Stock: Owned 70% indirectly by CalEnergy Company, Inc. and 30% indirectly by Peter Kiewit Sons', Inc.

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement or regulatory restrictions or otherwise encumbered and subject to foreclosure or other exercise of remedies.

                                   SCHEDULE C
                                   ----------

                                 Joint Ventures
                                 --------------

Coso Energy Developers (CED)+
         Formed in California
         General Partnership:  48% CHIP; 52% Caithness Coso
         Holdings, L.P.

         Coso Finance Partners+
         Formed in California
         General Partnership: 46.3% owned by CLOC; 53.7% owned by ESCA I, L.P.

         Coso Power Developers (CPD)+
         Formed in California
         General Partnership:  50% owned by CTC; 50% by
         Caithness Navy II

         Coso Transmission Line Partners+
         Formed in California
         General Partnership:  Owned 50% by CED; 50% by CPD

         Vulcan/BN Geothermal Power Company+
         Formed in Nevada
         Partnership Interests:  Vulcan Power Company 50%
         General Partner; BN Geothermal, Inc. 50% General
         Partner

         Del Ranch, L.P.+
         Formed in California
         Partnership Interests:  Magma Power Company 10%
         Limited Partner; CalEnergy Operating Company 40% General Partner; Conejo Energy Company 10% Limited Partner and 40% General Partner

         Elmore, L.P.+
         Formed in California
         Partnership Interests:  Magma Power Company 10%
         Limited Partner; CalEnergy Operating Company 40% General Partner; Niguel Energy Company 10% Limited Partner and 40% General Partner

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Leathers, L.P.+
         Formed in California
         Partnership Interests:  Magma Power Company 10%
         Limited Partner; CalEnergy Operating Company 40% General Partner;
         San Felipe Energy Company 10% Limited Partner and 40% General Partner

         Salton Sea Brine Processing L.P.+
         Limited Partnership Formed in California

         Salton Sea Power Generation L.P.+
         Limited Partnership Formed in California

         Visayas Geothermal Power Company+
         Partnership Formed in the Philippines

         Yuma Cogeneration Associates (YCA)+
         Formed in Utah

         Alto Peak Power Company
         Formed in the Philippines

         China Lake Joint Venture
         Formed in California
         Owed 50% by CalEnergy Company and
         50% by Caithness Geothermal 1980 Ltd.

         Coso Finance Partners II
         Formed in California
         Owned 50% by China Lake Geothermal Management Co., an affiliate of Calenergy Company, Inc. and 50% by ESCA II, L.P.

         Coso Land Company
         Formed in California
         Owned 50% by CalEnergy Company and 50% by Caithness Geothermal 1980
         Ltd.

         Gilbert/CBE L.P.
         Limited partnership formed in Nebraska
         Partnership Interests: 20% CBE Engineering Co. and 80% Gilbert Industrial Corporation


--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.

         Kiewit/Holt Philippines, L.P.
         Limited partnership formed in Nebraska
         Partnership Interests:  20% CE Holt Company and 80% Kiewit
         Industrial Co.

         Saranac Power Partners, L.P.+
         Limited partnership formed in Delaware
         Partnership Interests: 80% Saranac Energy Company, Inc. and 20% affiliates of Tomen Power Corporation

         NorCon Power Partners, L.P.+
         Limited partnership formed in Delaware
         Partnership Interests: 80% Northern Consolidated Power, Inc. and 20% affiliates of Tomen Power Corporation

--------------
+ Indicates stock or partnership interests that are and at the Closing Date will continue to be pledged, subject to a purchase agreement, or otherwise encumbered and subject to foreclosure or other exercise of remedies.